Rule 497(e)

File No. 333-146827

Prospectus

Innovator Double Stacker 9 Buffer ETF™ – October

(Cboe BZX—DBOC)

February 28, 2022
as supplemented on October 3, 2022

Innovator Double Stacker 9 Buffer ETF™ – October (the “Fund”) is a series of
Innovator ETFs Trust (the “Trust”) and is an actively managed ETF.

•

The Fund will invest substantially all of its assets in a portfolio of FLexible EXchange® Options (“FLEX Options”) that reference both the SPDR® S&P 500® ETF Trust (the “S&P 500 ETF”) and the Invesco QQQ TrustSM, Series 1 (the “QQQ ETF,” and together with the S&P 500 ETF, the “Underlying ETFs”). FLEX Options are customizable exchange-traded option contracts guaranteed for settlement by the Options Clearing Corporation. The Fund uses FLEX Options to employ a “defined outcome strategy.” Defined outcome strategies seek to produce pre-determined investment outcomes based upon the performance of an underlying security or index. The pre-determined outcomes sought by the Fund discussed below (the “Outcomes”) are based upon the performance of each Underlying ETF’s share price over an approximately one-year period from October 1 through September 30 of the following year (the “Outcome Period”). The current Outcome Period is from October 1, 2022 through September 30, 2023. The Fund will not terminate after the conclusion of the Outcome Period. After the conclusion of the Outcome Period, another will begin. There is no guarantee that the Outcomes for an Outcome Period will be realized.

•

The Fund’s strategy has been specifically designed to produce the Outcomes based upon the performance of each Underlying ETF’s share price (or its “price return”) over the duration of the Outcome Period. The Fund will not receive or benefit from any dividend payments made by the Underlying ETFs. The Outcomes may only be realized by investors who hold shares of the Fund (“Shares”) at the outset of the Outcome Period and continue to hold them until the conclusion of the Outcome Period. Investors that purchase Fund Shares after the Outcome Period has begun or sell Fund Shares prior to the Outcome Period’s conclusion may experience investment returns very different from those that the Fund seeks to provide. The Fund will not receive or benefit from any dividend payments made by the Underlying ETFs.

•

The Fund has exposure to both the S&P 500 ETF and QQQ ETF. However, the Fund is not a “leveraged” ETF, which typically seeks to provide a multiple return on a single underlying index. Instead, the Fund’s returns will be based upon the price performance of the S&P 500 ETF over the duration of the Outcome Period, subject to a cap (the “S&P 500 ETF Cap”) and a buffer that is detailed below. In addition, to the extent that the QQQ ETF’s share price increases in value over the duration of the Outcome Period, the Fund’s strategy is designed such that the Fund will experience an increase in value that approximately matches the price return experienced by the QQQ ETF, subject to a cap (the “QQQ ETF Cap,” and together with the S&P 500 ETF Cap, the “Underlying ETF Caps”) that is detailed below.

•

The extent to which the Fund will participate in gains experienced by the S&P 500 ETF and QQQ ETF is subject to the S&P 500 ETF Cap and QQQ ETF Cap, respectively, that each represents the maximum percentage return the Fund can achieve from its FLEX Options that reference the S&P 500 ETF and QQQ ETF, respectively, for the duration of the Outcome Period. The sum of the S&P 500 ETF Cap and QQQ ETF Cap represents the maximum percentage return the Fund itself can experience for the Outcome Period (the “Cumulative Fund Cap”). The Outcomes, including each Underlying ETF Cap and Buffer, are provided prior to taking into account the Fund’s annual management fee equal to 0.79% of the Fund’s daily net assets, transaction fees and any extraordinary expenses incurred by the Fund and will have the effect of reducing each Underlying ETF Cap and Buffer amount for Fund shareholders.

•

The Underlying ETF Caps and Cumulative Fund Cap will be determined at the outset of the Outcome Period. For the current Outcome Period, the Underlying ETF Caps and Cumulative Fund Cap are set forth below, prior to taking into account any fees or expenses charged to shareholders.

• The S&P 500 ETF Cap is 10.09%.

• The QQQ ETF Cap is 10.09%.

• The Cumulative Fund Cap is 20.18%.

When the Fund’s annual Fund management fee of 0.79% of the Fund’s average daily net assets is taken into account, the Underlying ETF Caps and Cumulative Fund Cap are revised downwards accordingly as set forth below and will be further reduced by any shareholder transaction fees and any extraordinary expenses incurred by the Fund.

• The S&P 500 ETF Cap is 9.69%.

• The QQQ ETF Cap is 9.69%.

• The Cumulative Fund Cap is 19.39%.

If the Outcome Period has begun and the Fund has increased in value to a level near to an Underlying ETF Cap, an investor purchasing Fund Shares at that price has little or no ability to achieve gains relating to the Underlying ETF but remains vulnerable to downside risks. The Underlying ETF Caps and Cumulative Fund Cap are based upon prevailing market conditions at the beginning of an Outcome Period and will therefore rise or fall from one Outcome Period to the next.

•

If the S&P 500 ETF’s share price decreases in value over the duration of the Outcome Period, the Fund seeks to provide Fund shareholders that hold Fund Shares for the entire Outcome Period with a buffer against the first 9% of S&P 500 ETF losses (the “Buffer”). If the QQQ ETF’s share price does not increase in value over the duration of the Outcome Period, the Fund’s returns for the entirety of the Outcome Period will solely be dictated by the performance of the S&P 500 ETF. The Fund does not have exposure to any decreases in value experienced by the QQQ ETF when measured from the beginning to the end of an Outcome Period. Fund shareholders will bear all S&P 500 ETF losses of greater than 9% on a one-to-one basis over the duration of an Outcome Period. While the Fund seeks to limit S&P 500 ETF losses to 91% for shareholders who hold Fund Shares for an entire Outcome Period, there is no guarantee it will successfully do so. The Buffer is provided prior to taking into account annual Fund management fees, transaction fees and any extraordinary expenses incurred by the Fund. These fees and any expenses will have the effect of reducing the Buffer amount for Fund shareholders for an Outcome Period. When the Fund’s annual management fee equal to 0.79% of the Fund’s daily net assets is taken into account, the net Buffer for an Outcome Period is 8.21%.

•

The Fund’s website, www.innovatoretfs.com/dboc, provides important Fund information (including Outcome Period start and end dates and information relating to the Buffer, the Underlying ETF Caps and Cumulative Fund Cap), as well information relating to the potential outcomes of an investment in the Fund on a daily basis. If you are contemplating purchasing Shares, please visit the website. The Fund’s strategy is designed to produce the Outcomes upon the expiration of its FLEX Options investments on the last day of the Outcome Period. It should not be expected that the Outcomes, including the net effect of the Fund’s annual management fee on the Cap and Buffer, will be provided at any point prior to the last day of the Outcome Period. Investors considering purchasing Fund Shares after the Outcome Period has begun or selling Fund Shares prior to the end of the Outcome Period should visit the website to fully understand potential investment outcomes.

Although the Fund seeks to achieve its investment objective, there is no guarantee that it will do so. The returns that the Fund seeks to provide do not include the costs associated with purchasing Fund Shares and certain expenses incurred by the Fund. The Fund has characteristics unlike many other traditional investment products and may not be suitable for all investors.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Summary Information	1

Additional Information About the Fund’s Principal Investment Strategies	21

Fund Investments	23

Additional Risks of Investing in the Fund	24

Investor Suitability	32

Management of the Fund	33

How to Buy and Sell Shares	35

Dividends, Distributions and Taxes	36

Distributor	41

Net Asset Value	41

Fund Service Providers	43

Premium/Discount Information	43

Investments by Other Investment Companies	43

Financial Highlights	44

Innovator Double Stacker 9 Buffer ETF™ – October

Investment Objective

The Fund seeks to provide investors with returns that match those of the SPDR S&P 500 ETF Trust, up to the upside cap of 10.09% (prior to taking into account management fees and other fees) and 9.69% (after taking into account management fees) while providing a buffer against the first 9% (prior to taking into account management fees and other fees) and 8.21% (after taking into account management fees) of SPDR S&P 500 ETF Trust losses, over the period from October 1, 2022 to September 30, 2023. The Fund also seeks to provide investors with any positive returns of the Invesco QQQ TrustSM, Series 1, up to the upside cap of 10.09% (prior to taking into account management fees and other fees) and 9.69% (after taking into account management fees) over the period from October 1, 2022 to September 30, 2023.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution and Service (12b‑1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.79%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:	$81	$252	$439	$978

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal year ended October 31, 2021, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

General Strategy Description. The Fund will invest substantially all of its assets in a portfolio of FLexible EXchange® Options (“FLEX Options”) that reference both the SPDR® S&P 500® ETF Trust (“S&P 500 ETF”) and the Invesco QQQ TrustSM, Series 1 (the “QQQ ETF,” and together with the S&P 500 ETF, the “Underlying ETFs”). Each Underlying ETF is an exchange-traded fund registered under the Investment Company Act of 1940 (the “1940 Act”). The S&P 500 ETF seeks to track the investment results of the S&P 500 Index, a large-cap, market-weighted, U.S. equities index that tracks the performance of 500 leading companies in leading industries. The QQQ ETF seeks to track the investment results of the NASDAQ-100 Index, a modified market capitalization-weighted index composed of the 100 largest (by market capitalization) domestic and international non-financial companies listed on the NASDAQ Stock Market, LLC. To the extent the Underlying ETFs concentrate (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent. Through its use of FLEX Options on the Underlying ETFs, the Fund has significant exposure to information technology companies.

Additional information about the Underlying ETFs is set forth in the section entitled “Additional Information Regarding the Fund’s Principal Investment Strategies.” Due to the unique mechanics of the Fund’s strategy, the return an investor can expect to receive from an investment in the Fund has characteristics that are distinct from many other investment vehicles. It is important that an investor understand these characteristics before making an investment in the Fund.

In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price. FLEX Options are exchange-traded options contracts with uniquely customizable terms. Although guaranteed for settlement by the Options Clearing Corporation (the “OCC”), FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional exchange-traded options. Each of the FLEX Options purchased and sold throughout the Outcome Period will have the same terms (i.e., strike price and expiration) as the corresponding FLEX Options purchased and sold at the outset of the Outcome Period. A detailed explanation regarding the terms of the FLEX Options and the mechanics of the Fund’s strategy can be found below and in the section entitled “Additional Information About the Fund’s Principal Investment Strategies.”

The pre-determined outcomes sought by the Fund, which includes the upside return caps discussed below (the “Outcomes”), are based upon the performance of each Underlying ETF’s share price over successive approximately one-year periods (each, an “Outcome Period”). The start and end dates of an Outcome Period correspond to the date on which the Fund entered into the FLEX Options comprising its portfolio and the date on which those FLEX Options expire. Upon the conclusion of the Outcome Period, the Fund will receive the cash value of all the FLEX Options it held for the prior Outcome Period. It will then invest in a new series of FLEX Options with an expiration date in approximately one year, and a new Outcome Period will begin. The current Outcome Period is from October 1, 2022 through September 30, 2023. Each subsequent Outcome Period is expected to begin on the first day of October and conclude on the last day of September. The Outcomes may only be realized by investors who continuously hold Shares from the commencement of the Outcome Period until its conclusion. Investors who purchase Shares after the Outcome Period has begun, or sell Shares prior to the Outcome Period’s conclusion, may experience investment returns very different from those that the Fund seeks to provide.

The Outcomes. The Fund seeks to provide returns based upon the price performance of the S&P 500 ETF, up to a cap on upside returns and subject to a buffer, over the duration of the Outcome Period (the “S&P 500 ETF Returns”). The Fund also seeks to supplement the S&P 500 ETF Returns with any gains experienced by the QQQ ETF, up to a cap on upside returns, over the duration of the Outcome Period (the “QQQ ETF Returns”). The Fund seeks to experience performance over the duration of the Outcome Period equal to the sum of the S&P 500 ETF Returns and the QQQ ETF Returns. There is no guarantee that the Fund will successfully provide the Outcomes.

S&P 500 ETF Returns. If the S&P 500 ETF’s share price increases in value over the duration of the Outcome Period, the Fund seeks to experience an increase in value that approximately matches the increase experienced by the S&P 500 ETF, subject to an upside return cap discussed in greater detail below. If the S&P 500 ETF’s share price decreases in value over the duration of the Outcome Period, the Fund seeks to experience a decrease in value that approximately matches the decrease experienced by the S&P 500 ETF, subject to a buffer against of up to 9% of S&P 500 ETF losses (the “Buffer”). The Fund will participate in all S&P 500 ETF losses of greater than 9% on a one-to-one basis.

QQQ ETF Returns. If the QQQ ETF’s share price increases in value over the duration of the Outcome Period, the Fund seeks to experience an increase in value that approximately matches the increase experienced by the QQQ ETF, subject to an upside return cap discussed in greater detail below. The Fund’s net asset value (“NAV”) will not participate in any decreases in value experienced by the QQQ ETF when measured from the beginning to the end of the Outcome Period.

If the QQQ ETF’s share price decreases in value over the course of an entire Outcome Period, the Fund’s overall performance will be approximately the S&P 500 ETF Return for the Outcome Period. For an investor that purchases Fund Shares during an Outcome Period after the QQQ ETF has increased in value, in the event that the QQQ ETF’s share price was to subsequently decrease in value after an increase in its respective value, that decrease would also be reflected in the Fund’s NAV.

The hypothetical graphical illustration provided below is designed to illustrate the Outcomes based upon the hypothetical performances of the Underlying ETFs for a shareholder that holds Fund Shares for the entirety of the Outcome Period. Additional hypothetical graphical representations of the Outcomes are provided in “Additional Information Regarding the Fund’s Principal Investment Strategies.” There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The returns that the Fund seeks to provide do not include the costs associated with purchasing Fund Shares and certain expenses incurred by the Fund.

The following table contains hypothetical examples designed to illustrate the Outcomes the Fund seeks to provide over an Outcome Period, based upon the performance of the S&P 500 ETF from -100% to 100% and using corresponding examples of performance of the other Underlying ETF.  The table is provided for illustrative purposes and does not provide every possible performance scenario for Shares over the course of an Outcome Period.  There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes for an Outcome Period. The performance examples of the QQQ ETF that correspond to each hypothetical S&P 500 ETF performance example are also hypothetical and are provided solely as illustrations of the Fund’s performance when the two Underlying ETFs perform at various levels over an Outcome Period and does not purport to be representative of how each Underlying ETF will in fact perform in relation to each other. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns. The table is not intended to predict or project the performance of the Underlying ETFs, FLEX Options or the Fund. Fund shareholders should not take this information as an assurance of the expected performance of any of the Underlying ETFs or return on the Fund’s Shares. The actual overall performance of the Fund will vary with fluctuations in the value of the FLEX Options during the Outcome Period, among other factors. Please refer to the Fund’s website, www.innovatoretfs.com/dboc, which provides updated information relating to this table on a daily basis throughout the Outcome Period.

Double Stacker 9 Buffer – October 20.18% Cumulative Fund Cap (10.09% Underlying ETF Caps)

SPY Price Performance	(100)%	(50)%	(20)%	(10)%	(5)%	0%	5%	10%	15%	20%	50%	100%
QQQ Price Performance	(100)%	(60)%	(35)%	(15)%	(15)%	5%	15%	15%	30%	35%	60%	100%
Innovator Double Stacker 9 Buffer ETF™ – October Performance[1]	(91)%	(41)%	(11)%	(1)%	0%	5%	15.09%	20.09%	20.18%*	20.18%*	20.18%*	20.18%*
SPY Leg Performance[2]	(91)%	(41)%	(11)%	(1)%	0%	0%	5%	10%	10.09%	10.09%	10.09%	10.09%
QQQ Leg Performance[2]	0%	0%	0%	0%	0%	5%	10.09%	10.09%	10.09%	10.09%	10.09%	10.09%

*  The Cumulative Fund Cap is set on the first day of the Outcome Period and is 20.18% prior to taking into account any fees or expenses charged to shareholders.  When the Fund’s annual Fund management fee of 0.79% of the Fund’s average daily net assets is taken into account, the Cumulative Fund Cap is 19.39%. The Fund’s annual management fee of 0.79% of the Fund’s average daily net assets, any shareholder transaction fees and any extraordinary expenses incurred by the Fund will have the effect of reducing the Buffer amount for Fund shareholders.

[1]  The performance of the Fund over the Outcome Period is the result of the Fund providing returns that match the S&P 500 ETF and any gains experienced by the QQQ ETF. However, the Fund will not participate in any losses experienced by the QQQ ETF over the duration of an Outcome Period. For example, if hypothetically the S&P 500 ETF’s share price decreases by 10% and the QQQ ETF’s share price decreases by 15% over the duration of an Outcome Period, the Fund will participate in the losses of the S&P 500 ETF, but not the losses of the QQQ ETF, which would result in a net Fund loss of 1% over the duration of the Outcome Period after taking into consideration the Buffer.

[2]  The “Leg Performance” represents the change in the performance of the Fund for an Outcome Period that is a result of the Underlying ETF’s performance for such Outcome Period.

The Outcome Period. The Outcomes sought by the Fund are based upon the Fund’s NAV on the first day of the Outcome Period. The Outcome Period begins on the day the FLEX Options are entered into and ends on the day they expire. Each FLEX Option’s value is ultimately derived from the performance of the applicable Underlying ETF over the duration of the Outcome Period. Because the terms of the FLEX Options don’t change, the Buffer relates to the Fund’s NAV on the first day of the Outcome Period. A shareholder that purchases Shares after the commencement of the Outcome Period will likely have purchased Shares at a different NAV than the NAV on the first day of the Outcome Period (the NAV upon which the Outcomes are based) and may experience investment outcomes very different from those sought by the Fund. A shareholder that sells Shares prior to the end of the Outcome Period may also experience investment outcomes very different from those sought by the Fund. To achieve the Outcomes sought by the Fund for the Outcome Period, an investor must be holding Shares on the day that the Fund enters into the FLEX Options and on the day those FLEX Options expire. There is no guarantee that the Fund will be successful in its attempt to provide the Outcomes.

The Fund’s assets will be principally composed of FLEX Options, the value of which is derived from the performance of the underlying reference asset, the applicable Underlying ETF’s share price. However, because a component of an option’s value is the number of days remaining until its expiration, during the Outcome Period, the Fund’s NAV will not directly correlate on a day-to-day basis with the returns experienced by the Underlying ETF. While the Fund’s investment sub-advisor, Milliman Financial Risk Management LLC (“Milliman” or the “Sub-Adviser”), generally anticipates that the Fund’s NAV will move in the same direction as the Underlying ETF’s share price. For example, during an Outcome Period, the Fund’s NAV is expected to increase if each Underlying ETF’s share price increases or one of the Underlying ETF’s share price increase offsets any decrease in the other Underlying ETF. Similarly, during an Outcome Period, the Fund’s NAV is expected to decrease if each Underlying ETF’s share price decreases or one of the Underlying ETF’s share price decrease offsets any increase in the other Underlying ETF. However, the Fund’s NAV will not directly correlate on a day-to-day basis with the returns experienced by the Underlying ETFs because a component of an Underlying ETF’s value is the number of days remaining until the expiration of the FLEX Options during the Outcome Period. Similarly, the amount of time remaining until the end of the Outcome Period also affects the impact of the Buffer on the Fund’s NAV, which may not be in full effect prior to the end of the Outcome Period. The Fund’s strategy is designed to produce the Outcomes upon the expiration of the FLEX Options on the last day of the Outcome Period and it should not be expected that the Outcomes will be provided at any point prior to that time.

While the Fund will not participate in any QQQ ETF losses when measured from the beginning to the end of an Outcome Period as whole, a decrease in the value of the QQQ ETF’s share price may cause a decrease in the Fund’s NAV while an Outcome Period is on-going. In the event an Outcome Period has begun, and the QQQ ETF’s share price has increased in value, such an increase will be reflected in the value of the Fund’s purchased call option on the QQQ ETF. Accordingly, in the event that the QQQ ETF’s share price was to subsequently decrease in value, that decrease would also be reflected in the value of that option, and therefore the Fund’s NAV. An investor that purchases Fund Shares after the QQQ ETF has increased in value may be negatively affected by future decreases.

Upside Return Caps. The extent to which the Fund will participate in gains experienced by the S&P 500 ETF and QQQ ETF is subject to an upside return cap (the “S&P 500 ETF Cap” and “QQQ ETF Cap,” respectively, and together, the “Underlying ETF Caps”) that each represents the maximum percentage return the Fund can achieve from its FLEX Options that reference the S&P 500 ETF and QQQ ETF, respectively, for the duration of the Outcome Period. Therefore, even though the Fund’s returns are based upon the performance of each Underlying ETF’s share price, if an Underlying ETF experiences returns for the Outcome Period in excess of its Underlying ETF Cap, the Fund will not experience those excess gains. The sum of the S&P 500 ETF Cap and QQQ ETF Cap represents the maximum percentage return the Fund itself can experience for the Outcome Period (the “Cumulative Fund Cap”). The Underlying ETF Caps and Cumulative Fund Cap should be considered before investing in the Fund. If an investor is considering purchasing Shares during the Outcome Period, and the Fund has already increased in value to a level near to the Cumulative Fund Cap, an investor purchasing Shares at that price has limited to no gains available for the remainder of the Outcome Period but remains vulnerable to significant downside risks. The Underlying ETF Caps and Cumulative Fund Cap may rise or fall from one Outcome Period to the next.

The Underlying ETF Caps and Cumulative Fund Cap will be determined on the first day of the Outcome Period based upon prevailing market conditions. For the current Outcome Period, the Underlying ETF Caps and Cumulative Fund Cap are set forth below, prior to taking into account any fees or expenses charged to shareholders.

• The S&P 500 ETF Cap is 10.09%.

• The QQQ ETF Cap is 10.09%.

• The Cumulative Fund Cap is 20.18%.

When the Fund’s annual Fund management fee of 0.79% of the Fund’s average daily net assets is taken into account, the Underlying ETF Caps and Cumulative Fund Cap are revised downwards accordingly as set forth below and will be further reduced by any shareholder transaction fees and any extraordinary expenses incurred by the Fund.

• The S&P 500 ETF Cap is 9.69%.

• The QQQ ETF Cap is 9.69%.

• The Cumulative Fund Cap is 19.39%.

The occurrence of the Underlying ETF Caps (and therefore, the Cumulative Fund Cap, which is the sum of the Underlying ETF Caps) is a result of the design of the Fund’s principal investment strategy and the properties of the FLEX Options that comprise its portfolio. In order to provide the Buffer (which is described in detail below), the Fund, at the outset of the Outcome Period, purchases a put option on the S&P 500 ETF with a strike price approximately equal to the S&P 500 ETF’s share price at the outset of the Outcome Period. At the same time, it sells a put option on the S&P 500 ETF with a strike price approximately equal to 91% of the S&P 500 ETF’s share price at the outset of the Outcome Period. As a purchaser of a put option, the Fund is obligated to pay a premium to the seller. However, the Fund will also receive a premium in connection with its sale of a put option. Nonetheless, the amount of the premium that the Fund must pay in connection with its purchase of the put option will exceed the amount of the premium that the Fund will receive in connection with its sale of the put option. Because the Fund’s principal investment strategy is designed so that all premiums that the Fund must pay in connection with its FLEX Options positions must be offset by premiums it receives in connection with its FLEX Options positions, the Fund will sell a call option entitling the Fund to receive a premium equal to the difference between the premium the Fund must pay and the premium it receives from the FLEX Options that establish the Buffer. The strike price of this FLEX Option relative to the S&P 500 ETF’s share price determines the S&P 500 ETF Cap.

At the outset of the Outcome Period, the Fund also purchases a call option on the QQQ ETF with a strike price approximately equal to the QQQ ETF’s share price at the outset of the Outcome Period. If the QQQ ETF’s share price increases in value over the duration of the Outcome Period, the Fund will exercise the option and realize a gain approximately equal to the difference in the value of the QQQ ETF’s share price at the outset of the Outcome Period and the value of its share price at the conclusion of the Outcome Period. If the QQQ ETF’s share price decreases in value, the Fund will not exercise the option and it will expire worthless. This is the mechanism by which the Fund participates in any gains experienced by the QQQ ETF, but will not participate in losses experienced by the QQQ ETF, when measured from the beginning to the end of the Outcome Period. However, as a purchaser of a call option, the Fund is obligated to pay a premium to the seller. Because the Fund’s principal investment strategy is designed so that all premiums that the Fund must pay in connection with its FLEX Options positions must be offset by premiums it receives in connection with its FLEX Options positions, the Fund will sell a call option entitling the Fund to receive a premium equal to the premium it must pay in connection with its purchased call option. The strike price of this FLEX Option relative to the QQQ ETF’s share price determines the QQQ ETF Cap.

Buffer. If the S&P 500 ETF’s share price decreases in value over the duration of the Outcome Period, the Fund’s strategy has been designed such that the Fund will experience a decrease in value that approximately matches the decrease experienced by the S&P 500 ETF, subject to the 9% Buffer. The Buffer is designed to be operative against the first 9% of losses experienced by the S&P 500 ETF. This means that if the S&P 500 ETF’s share price decreases in value by up to 9% over the duration of the Outcome Period, the Fund seeks not to participate in any of those losses. However, if the S&P 500 ETF experiences losses in excess of 9% over the duration of the Outcome Period, the Fund will participate in all losses exceeding 9% on a one-to-one basis. Therefore, if the S&P 500 ETF’s share price experienced a decrease in value of 9% over the duration of the Outcome Period, the Fund seeks not to participate in any of those losses. However, if the S&P 500 ETF’s share price were to experience a decrease in value of 10%, the Fund’s strategy is designed such that the Fund would be expected to experience a corresponding decrease in value of 1%. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns.

At the outset of the Outcome Period, the Fund creates the Buffer by purchasing a put option on the S&P 500 ETF at approximately the S&P 500 ETF’s current strike price and selling a put option on the S&P 500 ETF at approximately 91% of the S&P 500 ETF’s current strike price. As the purchaser of a put option, at the expiration of the option (which is therefore the last day of the Outcome Period), the Fund has the right to sell the S&P 500 ETF back to the seller at a price equal to the S&P 500 ETF’s share price at the outset of the Outcome Period. The Fund will exercise this option if the S&P 500 ETF’s share price at the conclusion of the Outcome Period is less than it was at the outset of the Outcome Period. When the trade is settled, the Fund would experience a gain from this position approximately equal to the difference between the S&P 500 ETF’s share price at the outset of the Outcome Period and its value at conclusion of the Outcome Period.

As the seller of a put option on the S&P 500 ETF at approximately 91% of the S&P 500 ETF’s current strike price, the purchaser of that put option has the right to sell the S&P 500 ETF back to the seller at a price equal to 91% S&P 500 ETF’s share price at the outset of the Outcome Period. The purchaser will exercise this option if the S&P 500 ETF’s share price at the conclusion of the Outcome Period is less than 91% of what it was at the outset of the Outcome Period.

Therefore, if the S&P 500 ETF’s share price has decreased in value over the duration of the Outcome Period, but by less than 9%, the Fund’s purchased put option will be “in-the-money” and entitle the Fund to receive cash equal to the difference in value of the S&P 500 ETF’s share price at the onset of the Outcome Period and the value of the S&P 500 ETF’s share price at the conclusion of the Outcome Period. Yet, the put option sold by the Fund will not be “in-the-money” and will expire worthless. If the S&P 500 ETF’s share price has decreased in value, but by greater than 9%, the Fund’s purchased put option will once again be in-the-money and entitle it to receive the value of the S&P 500 ETF at the outset of the Outcome Period. However, in this instance, the put option sold by the Fund will also be in-the-money and the Fund will be required to purchase the S&P 500 ETF at 91% of its share price at the outset of the Outcome Period. Cumulatively, this means that for Outcome Periods in which the S&P 500 ETF’s share price decreases by greater than 9%, the Fund will experience a loss in value approximately 9% less than the loss experienced by the S&P 500 ETF. There is no guarantee that the Fund will successfully provide the Buffer. The Buffer is provided prior to taking into account annual Fund management fees, transaction fees and any extraordinary expenses incurred by the Fund. These fees and any expenses will have the effect of reducing the Buffer amount for Fund shareholders for an Outcome Period. When the Fund’s annual management fee equal to 0.79% of the Fund’s daily net assets is taken into account, the net Buffer for an Outcome Period is 8.21%. The Fund’s strategy is designed to produce the Outcomes upon the expiration of its FLEX Options investments on the last day of the Outcome Period. It should not be expected that the Outcomes, including the net effect of the Fund’s annual management fee on the Cap and Buffer, will be provided at any point prior to the last day of the Outcome Period.

Fund Rebalance.  The Fund is a continuous investment vehicle.  It does not terminate and distribute its assets at the conclusion of each Outcome Period.  On the termination date of an Outcome Period, the Sub-Adviser will invest in a new set of FLEX Options and another Outcome Period will commence.

Approximately one week prior to the end of each Outcome Period, the Fund will file a prospectus supplement, which will alert existing shareholders that an Outcome Period is approaching its conclusion and disclose the anticipated ranges for the Fund’s Underlying ETF Caps and Cumulative Fund Cap for the next Outcome Period.  Following the close of business on the last day of the Outcome Period, the Fund will file a prospectus supplement that discloses the Fund’s final Underlying ETF Caps and Cumulative Fund Cap (both gross and net of the unitary management fee) for the next Outcome Period.  This information will be available on the Fund’s website, www.innovatoretfs.com/dboc, which also provides information relating to the Outcomes, including the Fund’s position relative to the Underlying ETF Caps and Cumulative Fund Cap, of an investment in the Fund on a daily basis.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”).

Principal Risks

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against the first 9% of S&P 500 ETF losses. Investors who purchase Shares after the Fund has entered into the FLEX Options, or sells their Shares prior to the expiration of those FLEX Options, may not benefit from the Buffer. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment.

Capped Upside Return Risk. The Fund’s strategy seeks to provide returns that are subject to the Underlying ETF Caps and Cumulative Fund Cap. In the event that an Underlying ETF experiences gains in excess of its applicable Underlying ETF Cap over the duration of the Outcome Period, the Fund will not participate in those excess gains. Because the Fund’s strategy provides capped exposure to two Underlying ETFs, the Underlying ETF Caps (and thus the Cumulative Fund Cap) may be lower than if the Fund provided capped exposure to only a single reference asset. The Fund’s strategy seeks to provide the Outcomes if Shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the date on which the FLEX Options were entered into and the Fund has risen in value to a level near to an Underlying ETF Cap, there may be little or no ability for that investor to experience an investment gain on their Shares relating to that Underlying ETF.

FLEX Options Risk. The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless.

FLEX Options Performance Risk. The Fund’s overall performance will be based upon the price returns of multiple Underlying ETFs, subject to each Underlying ETF Cap. During an Outcome Period, in the event each Underlying ETF’s share price increases, or one or more Underlying ETFs’ share price increase offsets any decrease in the other Underlying ETFs, the Fund’s NAV is expected to increase. Similarly, during an Outcome Period, if each Underlying ETF’s share price decreases, or one or more Underlying ETF’s share price decrease offsets any increase in the other Underlying ETFs, the Fund’s NAV is expected to decrease. The value of the underlying FLEX Options will be affected by, among others, changes in an Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of an Underlying ETF, and the remaining time to until the FLEX Options expire. The value of the FLEX Options will likely not increase or decrease at the same rate as an Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). As such, the Fund’s NAV will likely not increase or decrease at the same rate as the Underlying ETFs’ cumulative returns on a day-to-day basis. However, as a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of an Underlying ETF.

Options Risk. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.

Clearing Member Default Risk. Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that match those of each Underlying ETF’s share price if Shares are held from the time the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide.

Underlying ETFs Risk. Because the value of the FLEX Options held by the Fund are based on the value of the Underlying ETFs, the Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETFs. The Underlying ETFs are subject to many of the same structural risks as the Fund that are described in more detail herein, such as Authorized Participant Concentration Risk, Fluctuation of Net Asset Value Risk, Market Maker Risk, Market Risk, Operational Risk and Trading Issues Risk. However, the risks of investing in an ETF also include the risks associated with the underlying investments held by such ETF. To the extent the Underlying ETFs concentrate (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETFs through its usage of FLEX Options:

Equity Securities Risk. The Underlying ETFs invest in equity securities, and therefore the Fund has exposure to the equity securities markets due to its investment in FLEX Options that reference the Underlying ETFs. Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of shares will fluctuate with changes in the value of the equity securities the Underlying ETFs invest in.

Information Technology Companies Risk. The Underlying ETFs invest significantly in information technology companies, which results in the Fund having significant exposure to such companies through its exposure to the Underlying ETFs by virtue of its usage of FLEX Options. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Large Capitalization Companies Risk. The Underlying ETFs invest in the securities of large capitalization companies, which results in the Fund having significant exposure to such companies through its exposure to the Underlying ETFs by virtue of its usage of FLEX Options. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETFs. However, prior to the expiration date, the value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the Underlying ETFs. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETFs, among others. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETFs’ share price on a day-to-day basis due to these factors (although they generally move in the same direction).

Investment Objective Risk. Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes affecting the treatment of FLEX Options.

Upside Participation Risk. There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a total return that matches the increase of the Underlying ETFs over the Outcome Period, subject to a maximum return imposed by each Underlying ETF’s Cap. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by the investor may not match those that the Fund seeks to achieve.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Cap Change Risk. The Underlying ETF Caps and Cumulative Fund Cap are established at the beginning of each Outcome Period and are dependent on prevailing market conditions. As such, an Underlying ETF Cap (and thus the Cumulative Fund Cap) may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Liquidity Risk. In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized options. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of the Fund’s investment adviser (employing the fair value procedures adopted by the Board of Trustees of the Trust (the “Board”)) may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Underlying ETF Caps and Cumulative Fund Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its investment adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Trading Issues Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Shares trade on the Exchange at market price that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem “Creation Units” (large blocks of a specified number of Shares), Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

Fluctuation of Net Asset Value Risk. The Fund’s Shares trade on the Exchange at their market price rather than their NAV. The market price may be at, above or below the Fund’s NAV. Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate significantly from the Fund’s NAV.

Cash Transactions Risk. The Fund may effectuate all or a portion of its creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the fund will generally cause such fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute gains that arise by virtue of creations and redemptions being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Fund Shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. However, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. Certain options on an ETF may not qualify as “Section 1256 contracts” under Section 1256 of the Code, and disposition of such options will likely result in short-term capital gains or losses. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the FLEX Options is not appropriately the referenced asset, the Fund could lose its own status as a RIC. In the event that a shareholder purchases Shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective.

Performance

The bar chart and table below illustrate the annual calendar year returns of the Fund based on NAV as well as the average annual Fund returns. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual total returns based on NAV compare to those of the following broad-based market indices: the S&P 500 Total Return Index, the S&P 500 Price Return Index and the NASDAQ 100® Price Return Index. Both the S&P 500 Total Return Index and the S&P 500 Price Return Index have the same constituents in the same weights. However, the S&P 500 Total Return Index assumes that any dividends paid out by index constituents have been reinvested in the index and the S&P 500 Price Return Index, which measures only the price movements of index constituents, does not. Although the Outcomes the Fund seeks to provide are based upon the price performance of the Underlying ETFs, the returns of the S&P 500 Total Return Index have been provided in accordance with the requirements of Form N-1A of the 1940 Act. The Fund’s performance information is accessible on the Fund’s website at www.innovatoretfs.com.

The Fund’s highest quarterly return was 4.10% (quarter ended December 31, 2021) and the Fund’s lowest quarterly return was 1.07% (quarter ended September 30, 2021).

Average Annual Total Return as of December 31, 2021

Innovator Double Stacker 9 Buffer ETF™ – October	1 Year	Since Inception (09/30/20)
Return Before Taxes	11.47%	14.52%
Return After Taxes on Distributions	11.47%	14.52%
Return After Taxes on Distributions and Sale of Fund Shares	6.79%	11.11%
NASDAQ 100® Price Return Index (reflects no deduction for fees, expenses or taxes)	26.63%	33.01%
S&P 500® Total Return Index (reflects no deduction for fees, expenses or taxes)	28.71%	34.06%
S&P 500® Price Return Index (reflects no deduction for fees, expenses or taxes)	26.89%	32.12%

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

Management

Investment Adviser

Innovator Capital Management, LLC (“Innovator” or the “Adviser”)

Investment Sub-Adviser

Milliman Financial Risk Management LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•         Robert T. Cummings, Principal and Director of Global Trading at Milliman

•         Yin Bhuyan, Associate – ETF Portfolio Management Team at Milliman

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Mr. Cummings has served in this capacity since the Fund’s inception in September 2020. Ms. Bhuyan has served in this capacity since March 2021.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units or multiples thereof (“Creation Unit Aggregations”), in exchange for cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may only be bought and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at a market price. Because the Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a premium), at NAV, or less than NAV (at a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).

Recent information, including information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.innovatoretfs.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), Innovator and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker‑dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investor Suitability Considerations

You should only consider this investment if:	You should not consider this investment if:

•  you fully understand the risks inherent in an investment in the Fund;

•  you desire to invest in a product with a return that depends upon the performance of each Underlying ETF’s share price over the Outcome Period;

•  you are willing to hold Shares for the duration of the Outcome Period in order to achieve the outcomes that the Fund seeks to provide;

•  you are willing to forgo some or all of the investment returns derived from the Underlying ETFs’ dividend distributions;

•  you seek the protection of a 9% buffer on S&P 500 ETF losses for an investment held for the duration of the entire Outcome Period and understand that there is no guarantee that the Fund will be successful in its attempt to provide protection through the Buffer;

•  you fully understand the Fund’s annual management fee, shareholder transaction fees and extraordinary expenses incurred by the Fund will reduce the Buffer amount;

•  you fully understand that investments made when the Fund is at or near an Underlying ETF Cap may have limited to no upside relating to that Underlying ETF;

•  you are willing to forgo any gains in excess of the Underlying ETF Caps and Cumulative Fund Cap;

•  you understand that the Fund’s investments do not provide for dividends to the Fund;

•  you fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer;

•  you are willing to accept the risk of losing your entire investment; and

•  you have visited the Fund’s website and understand the investment outcomes available to you based upon the time of your purchase.

•  you do not fully understand the risks inherent in an investment in the Fund;

•  you do not desire to invest in a product with a return that depends upon the performance of each Underlying ETF’s share price over the Outcome Period;

•  you are unwilling to hold Shares for the duration of the Outcome Period in order to achieve the outcomes that the Fund seeks to provide;

•  you are unwilling to forgo some or all of the investment returns derived from the Underlying ETFs’ dividend distributions;

•  you seek an investment that provides total protection against S&P 500 ETF losses for an investment held for the duration of the entire Outcome Period;

•  you do not fully understand that the Fund’s annual management fee, shareholder transaction fees and extraordinary expenses incurred by the Fund will reduce the Buffer amount;

•  you do not fully understand that investments made when the Fund is at or near to an Underlying ETF Cap may have limited to no upside relating to that Underlying ETF;

•  you are unwilling to forgo any gains in excess of the Underlying ETF Caps and Cumulative Fund Cap;

•  you do not fully understand that the Fund’s investments do not provide for dividends to the Fund;

•  you do not fully understand that investments made after the Outcome Period has begun may not fully benefit from the Buffer;

•  you are unwilling to accept the risk of losing your entire investment; and

•  you have not visited the Fund’s website and do not understand the investment outcomes available to you based upon the timing of your purchase.

For more information regarding whether an investment in the Fund is right for you, please see “Investor Suitability” in the prospectus.

Additional Information About the Fund’s Principal Investment Strategies

The Fund seeks to provide returns based upon the price performance of the S&P 500 ETF over the duration of the Outcome Period, subject to the S&P 500 ETF Cap and Buffer described below. These returns will be supplemented by any gains experienced by the QQQ ETF, up to the QQQ ETF Cap on upside returns described below, over the duration of the Outcome Period. There is no guarantee that the Fund will successfully provide the Outcomes. The extent to which the Fund will participate in gains experienced by the Underlying ETFs will be subject to the Underlying ETF Caps. The Fund has the potential to enhance an investor’s performance over an Outcome Period by providing Shareholders with upside exposure across multiple U.S. stock market indices and limiting downside performance to that of the S&P 500 ETF. However, as a result of the cap that is placed on the Fund’s exposure to each of the Underlying ETFs, over certain Outcome Periods, the Fund may underperform uncapped investments that are made separately in each of the Underlying ETFs. The Underlying ETF Caps, Cumulative Fund Cap and Buffer are provided prior to taking into account annual Fund management fees equal to 0.79% of the Fund’s daily net assets, transaction fees and any extraordinary expenses incurred by the Fund. Such expenses will reduce the Underlying ETF Caps, Cumulative Fund Cap and Buffer. There is no guarantee that the Fund will be successful in its attempt to provide buffered returns.

The S&P 500 ETF is a registered investment company that seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index. The S&P 500 Index is a large-cap, market-weighted, U.S. equities index that tracks the price (excluding dividends) of the 500 leading companies in leading industries. The S&P 500 Price Index is rebalanced quarterly in March, June, September and December.

The QQQ ETF is a registered investment company that seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the NASDAQ-100 Index. The NASDAQ‑100 Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market based on market capitalization. The NASDAQ-100 Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnologies. It does not contain securities of financial companies including investment companies. Except under extraordinary circumstances that may prompt an interim evaluation, the NASDAQ-100 Index composition is reviewed on an annual basis.

In general, an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”). FLEX Options are exchange-traded options contracts with uniquely customizable terms. Each FLEX Option contract that the Fund enters into references the applicable Underlying ETF and expires on the last day of the Outcome Period. The FLEX Options, however, have varying strike prices. The layering of these FLEX Options with varying strike prices provides the mechanism for producing the Fund’s desired outcomes. The Fund has three main layers of FLEX Options as set forth below.

●

Position (a) provides participation in the increases or decreases in the value of the S&P 500 ETF’s share price. At its expiration, this deeply in-the-money call option will realize a value approximately equal to that of the S&P 500 ETF’s share price.

●	Position (b) provides upside exposure to the increase in value (if any) of the QQQ ETF’s share price.

●

Positions (c) and (d) produce the 9% “Buffer,” where the strike price of position (c) sets the top end of the Buffer and the strike price of position (b) sets the bottom end of the Buffer. If the S&P 500 ETF’s share price decreases in value by less than 9%, these options will payout at expiration an amount enough to compensate for the losses experienced by the S&P 500 ETF.

●	The strike price of position (e) produces the S&P 500 ETF Cap.

●	The strike price of position (f) produces the QQQ ETF Cap.

As described on the cover of this prospectus, in “Principal Investment Strategies” and in “Principal Risks,” there are risks associated with an investment in the Fund and there is no guarantee the Fund achieve the Outcomes it seeks to provide. The Fund’s unique characteristics (i.e., the imperative of holding Shares for the entire Outcome Period, the Underlying ETF Caps, Cumulative Fund Cap and buffer) distinguish it from other investment products and may make it an unsuitable some investors. To help decide whether an investment in the Fund is appropriate based upon individual circumstances, please see the section of this prospectus entitled “Investor Suitability.”

The Fund’s investment objective may be changed by the Board without shareholder approval. Additionally, the Fund may liquidate and terminate at any time without shareholder approval.

Fund Investments

Principal Investments

FLEX Options

FLEX Options are customized option contracts that trade on an exchange but provide investors with the ability to customize key contract terms like strike price, style and expiration date while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over‑the‑counter options positions. Like traditional exchange‑traded options, FLEX Options are guaranteed for settlement by the OCC, a market clearinghouse that guarantees performance by counterparties to certain derivatives contracts.

The FLEX Options in which the Fund will invest are all European style options (options that are exercisable only on the expiration date). The FLEX Options are listed on the Chicago Board Options Exchange.

The Fund will purchase and sell call and put FLEX Options. In general, put options give the holder (i.e., the buyer) the right to sell an asset (or deliver the cash value of the asset, in case of certain put options) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the asset, in case of certain put options) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the asset, in case of certain call options) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the asset, in case of certain call options) at a certain defined price.

The Fund will use the market value of its derivatives holdings for the purpose of determining compliance with the 1940 Act and the rules promulgated thereunder. Since the FLEX Options held by the Fund are exchange-traded, these will be valued on a mark-to-market basis. In the event market prices are not available, the Fund will use fair value pricing pursuant to the fair value procedures adopted by the Board.

Non-Principal Investments

Cash Equivalents and Short-Term Investments

The Fund may invest in securities with maturities of less than one year or cash equivalents, or it may hold cash. The percentage of the Fund invested in such holdings varies and depends on several factors, including market conditions.

Traditional Options Contracts

Option contracts on an individual security, such as an ETF, give one party the right to buy or sell the particular security, and another party the obligation to sell or buy that same security. Many options are exchange-traded and are available to investors with set or defined contract terms (standardized options) and are settled through a clearing house and are guaranteed. There are also options contracts that trade “over-the-counter” (“OTC”), which are traded between two private parties, are not standardized and not guaranteed. To the extent the Fund may utilize traditional options contracts, it intends to use standardized listed options.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s statement of additional information (“SAI”), which is available at www.innovatoretfs.com.

Additional Risks of Investing in the Fund

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that the Fund will meet its stated objective. Before you invest, you should consider the following supplemental disclosure pertaining to the Principal Risks set forth above as well as additional Non-Principal Risks set forth below in this prospectus.

Principal Risks

Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against the first 9% of S&P 500 ETF losses. Investors who purchase Shares after the Fund has entered into the FLEX Options, or sells their Shares prior to the expiration of those FLEX Options, may not benefit from the Buffer. The Fund does not provide principal protection or non-principal protection, and an investor may experience significant losses on its investment, including the loss of its entire investment.

Capped Upside Return Risk. The Fund’s strategy seeks to provide returns that are subject to the Underlying ETF Caps and Cumulative Fund Cap. In the event that an Underlying ETF experiences gains in excess of its applicable Underlying ETF Cap over the duration of the Outcome Period, the Fund will not participate in those excess gains. Because the Fund’s strategy provides capped exposure to two Underlying ETFs, the Underlying ETF Caps (and thus the Cumulative Fund Cap) may be lower than if the Fund provided capped exposure to only a single reference asset. The Fund’s strategy seeks to provide the Outcomes if Shares are bought on the day on which the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the date on which the FLEX Options were entered into and the Fund has risen in value to a level near to an Underlying ETF Cap, there may be little or no ability for that investor to experience an investment gain on their Shares relating to that Underlying ETF.

FLEX Options Risk. The Fund will utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In less liquid markets for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. In connection with the creation and redemption of Shares, to the extent market participants are not willing or able to enter into FLEX Option transactions with the Fund at prices that reflect the market price of the Shares, the Fund’s NAV and, in turn the share price of the Fund, could be negatively impacted. The Fund may experience substantial downside from specific FLEX Option positions and certain FLEX Option positions may expire worthless.

FLEX Options Performance Risk. The Fund’s overall performance will be based upon the price returns of multiple Underlying ETFs, subject to each Underlying ETF Cap. During an Outcome Period, in the event each Underlying ETF’s share price increases, or one or more Underlying ETFs’ share price increase offsets any decrease in the other Underlying ETFs, the Fund’s NAV is expected to increase. Similarly, during an Outcome Period, if each Underlying ETF’s share price decreases, or one or more Underlying ETF’s share price decrease offsets any increase in the other Underlying ETFs, the Fund’s NAV is expected to decrease. The value of the underlying FLEX Options will be affected by, among others, changes in an Underlying ETF’s share price, changes in interest rates, changes in the actual and implied volatility of an Underlying ETF, and the remaining time to until the FLEX Options expire. The value of the FLEX Options will likely not increase or decrease at the same rate as an Underlying ETF’s share price on a day-to-day basis (although they generally move in the same direction). As such, the Fund’s NAV will likely not increase or decrease at the same rate as the Underlying ETFs’ cumulative returns on a day-to-day basis. However, as a FLEX Option approaches its expiration date, its value typically increasingly moves with the value of an Underlying ETF.

Options Risk. The use of option contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instrument, changes in interest or currency exchange rates, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility or the reference asset, the time remaining until the expiration of the option contract and economic events. There may at times be an imperfect correlation between the movement in values option contracts and the reference asset, and there may at times not be a liquid secondary market for certain option contracts.

Clearing Member Default Risk. Transactions in some types of derivatives, including FLEX Options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. As a result, assets deposited by the Fund with any clearing member as margin for FLEX Options may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing member. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing member’s customers for the relevant account class. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

Outcome Period Risk. The Fund’s investment strategy is designed to deliver returns that match those of each Underlying ETF’s share price if Shares are held from the time the Fund enters into the FLEX Options and held until those FLEX Options expire at the end of the Outcome Period. In the event an investor purchases Shares after the FLEX Options were entered into or sells Shares prior to the expiration of the FLEX Options, the returns realized by the investor will not match those that the Fund seeks to provide.

Underlying ETFs Risk. Because the value of the FLEX Options held by the Fund are based on the value of the Underlying ETFs, the Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETFs. The Underlying ETFs are subject to many of the same structural risks as the Fund that are described in more detail herein, such as Authorized Participant Concentration Risk, Fluctuation of Net Asset Value Risk, Market Maker Risk, Market Risk, Operational Risk and Trading Issues Risk. However, the risks of investing in an ETF also include the risks associated with the underlying investments held by such ETF. To the extent the Underlying ETFs concentrate (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETFs through its usage of FLEX Options:

Equity Securities Risk. The Underlying ETFs invest in equity securities, and therefore the Fund has exposure to the equity securities markets due to its investment in FLEX Options that reference the Underlying ETFs. Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of your investment in the Fund is based on the market prices of the securities to which the Underlying ETFs have exposure. These prices change daily due to economic and other events that affect particular companies and other issuers or the market as a whole. Historically, the equity markets have moved in cycles so that the value of the Underlying ETFs’ equity securities may fluctuate from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments and the prices of their securities may suffer a decline in response.

Information Technology Companies Risk. The Underlying ETFs invest significantly in information technology companies, which results in the Fund having significant exposure to such companies through its exposure to the Underlying ETFs by virtue of its usage of FLEX Options. Information technology companies produce and provide hardware, software and information technology systems and services. Information technology companies are generally subject to the following risks: rapidly changing technologies and existing produce obsolescence; short product life cycles; fierce competition; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; and frequent new product introductions and new market entrants. Information technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, particularly those involved with the internet, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance. In addition, information technology companies are particularly vulnerable to federal, state and local government regulation, and competition and consolidation, both domestically and internationally, including competition from foreign competitors with lower production costs. Information technology companies are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action. Information technology companies also face competition for services of qualified personnel and heavily rely on patents and intellectual property rights and the ability to enforce such rights to maintain a competitive advantage.

Large Capitalization Companies Risk. The Underlying ETFs invest in the securities of large capitalization companies, which results in the Fund having significant exposure to such companies through its exposure to the Underlying ETFs by virtue of its usage of FLEX Options. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. As a FLEX Option approaches its expiration date, its value typically will increasingly move with the value of the Underlying ETFs. However, prior to the expiration date, the value of the FLEX Options prior to the expiration date may vary because of related factors other than the value of the Underlying ETFs. The value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the FLEX Options include interest rate changes and implied volatility levels of the Underlying ETFs, among others. The value of the FLEX Options held by the Fund typically do not increase or decrease at the same level as the Underlying ETFs’ share price on a day-to-day basis due to these factors (although they generally move in the same direction).

Investment Objective Risk. Certain circumstances under which the Fund might not achieve its objective include, but are not limited, to (i) if the Fund disposes of FLEX Options, (ii) if the Fund is unable to maintain the proportional relationship based on the number of FLEX Options in the Fund’s portfolio, (iii) significant accrual of Fund expenses in connection with effecting the Fund’s principal investment strategy or (iv) adverse tax law changes affecting the treatment of FLEX Options.

Upside Participation Risk. There can be no guarantee that the Fund will be successful in its strategy to provide shareholders with a total return that matches the increase of the Underlying ETFs over the Outcome Period, subject to a maximum return imposed by each Underlying ETF’s Cap. In the event an investor purchases Shares after the FLEX Options were entered into or does not stay invested in the Fund for the entirety of the Outcome Period, the returns realized by the investor may not match those that the Fund seeks to achieve.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objective.

Cap Change Risk. The Underlying ETF Caps and Cumulative Fund Cap are established at the beginning of each Outcome Period and are dependent on prevailing market conditions. As such, an Underlying ETF Cap (and thus the Cumulative Fund Cap) may rise or fall from one Outcome Period to the next and is unlikely to remain the same for consecutive Outcome Periods.

Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Assets may decline in value due to factors affecting financial markets generally or particular asset classes or industries represented in the markets. The value of FLEX Options or other assets may also decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or due to factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates will not have the same impact on all types of securities. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s Shares and result in increased market volatility. During any such events, a Fund’s Shares may trade at increased premiums or discounts to their NAV. The outbreak of the respiratory disease designated as “COVID-19,” which was first detected in late 2019, resulted in significant disruptions to business operations, customer activity and service capabilities for companies throughout the world. The COVID-19 pandemic also greatly increased market volatility. Many countries continue to react to the COVID-19 pandemic through prevention measures and government intervention, including restrictions on travel and business operations. These measures, along with the general uncertainty caused by this pandemic, emerging variants, and the efficacy of vaccines, have resulted in a decline in consumer demand, disruptions to healthcare systems and the supply chain, ratings downgrades, defaults and has imposed significant costs on governmental and business entities. Certain markets have experienced temporary closures, extreme volatility, reduced liquidity, severe losses and increased trading costs, all of which could negatively impact the Fund. The future potential economic impact of the COVID-19 pandemic, or any future public health crisis, is impossible to predict and could result in adverse market conditions that impact the performance of the Fund.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Liquidity Risk. In the event that trading in the underlying FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options. The trading in FLEX Options may be less deep and liquid than the market for certain other securities, including certain non-customized options. In a less liquid market for the FLEX Options, terminating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment.

Valuation Risk. During periods of reduced market liquidity or in the absence of readily available market quotations for the holdings of the Fund, the ability of the Fund to value the FLEX Options becomes more difficult and the judgment of the Fund’s investment adviser (employing the fair value procedures adopted by the Board may play a greater role in the valuation of the Fund’s holdings due to reduced availability of reliable objective pricing data. Consequently, while such determinations may be made in good faith, it may nevertheless be more difficult for the Fund to accurately assign a daily value.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error in the calculation of the Underlying ETF Caps and Cumulative Fund Cap, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to NAV and in greater than normal intra-day bid-ask spreads for Shares.

Trading Issues Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that authorized participants exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem Creation Units, Shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts and/or delisting.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. Counterparty risk may arise because of the counterparty’s financial condition, market activities, or for other reasons. The Fund may be unable to recover its investment from the counterparty or may obtain a limited and/or delayed recovery. The OCC acts as guarantor and central counterparty with respect to the FLEX Options. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses.

Fluctuation of Net Asset Value Risk. The Fund’s Shares trade on the Exchange at their market price rather than their NAV. The market price may be at, above or below the Fund’s NAV. Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Shares may decrease considerably and cause the market price of Shares to deviate significantly from the Fund’s NAV.

Cash Transactions Risk. The Fund may effectuate all or a portion of its creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an ETF that effects its creations and redemptions only on an in-kind basis. ETFs are able to make in-kind redemptions to avoid being taxed on gains on the distributed portfolio securities at the fund level. A fund that effects redemptions for cash may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Any recognized gain on these sales by the fund will generally cause such fund to recognize a gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities only in-kind. The Fund intends to distribute gains that arise by virtue of creations and redemptions being effectuated in cash to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than if they had made an investment in another ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, will be passed on to those purchasing and redeeming Creation Units in the form of creation and redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of Shares than for ETFs that distribute portfolio securities in-kind. The Fund’s use of cash for creations and redemptions could also result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective.

Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, the investment industry has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. However, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s options strategy, its hedging strategy, the possible application of the “straddle” rules, and various loss limitation provisions of the Code. If, in any year, the Fund fails to qualify as a RIC under the applicable tax laws, the Fund would be taxed as an ordinary corporation. Certain options on an ETF may not qualify as “Section 1256 contracts” under Section 1256 of the Code, and disposition of such options will likely result in short-term capital gains or losses. The Fund intends to treat any income it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the FLEX Options is not appropriately the referenced asset, the Fund could lose its own status as a RIC. In the event that a shareholder purchases Shares of the Fund shortly before a distribution by the Fund, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price.

Non-Principal Risks

Inflation Risk. Inflation may reduce the intrinsic value of increases in the value of the Fund. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by the Fund or the Underlying ETFs may reduce the value of the Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities. In addition, litigation regarding any of the securities owned by the Fund may negatively impact the value of the Shares. Such legislation or litigation may cause the Fund to lose value or may result in higher portfolio turnover if the Adviser determines to sell such a holding.

Security Issuer Risk. Issuer‑specific attributes may cause a security held by the Fund or the Underlying ETFs to be more volatile than the market generally. The value of an individual security or particular type of security may be more volatile than the market as a whole and may perform differently from the value of the market as a whole.

Investor Suitability

An investment in Shares may be suitable for you if:

●	You fully understand the risks inherent in an investment in the Fund, including the risk of loss of your entire investment.

●	You are willing to be exposed to the downside performance of the S&P 500 ETF’s share price beyond the 9% Buffer at a rate of 1% for each 1% that the S&P 500 ETF’s share price decreases.

●	You are willing to forgo any dividends paid on the equity securities included in the Underlying ETFs.

●	You are willing to hold Shares for the duration of the Outcome Period or understand the risks of purchasing or selling Shares during the Outcome Period.

●

You believe that the Underlying ETFs’ share prices will increase over the term of the Outcome Period and you are willing to give up any appreciation of the Underlying ETFs in excess of the Underlying ETF Caps and Cumulative Fund Cap.

●	You understand and accept that your potential return is limited by the Underlying ETF Caps and Cumulative Fund Cap.

●	You can tolerate fluctuations in the value of the Shares prior to the end of the Outcome Period that may be similar to or exceed the downside fluctuations in the S&P 500 ETF.

●	You do not seek current income from your investment.

●	You understand and accept the risks associated with the Underlying ETFs.

●	You are willing to assume counterparty risk with the OCC.

An investment in Shares may not be suitable for you if:

●	You do not fully understand the risks inherent in an investment in the Fund, including the risk of loss of your entire investment.

●	You seek an investment designed to provide a full return of principal at maturity.

●	You cannot tolerate exposure to the downside performance of the S&P 500 ETF’s share price beyond the 9% Buffer at a rate of 1% for each 1% that the S&P 500 ETF’s share price decreases.

●	You prefer to receive the dividends paid on the equity securities included in the Underlying ETFs.

●	You are unable or unwilling to hold the Shares for the duration of the Outcome Period or do not understand the risks of purchasing or selling Shares during the Outcome Period.

●

You seek an investment that participates in the full appreciation of the Underlying ETFs or that has unlimited return potential, or you are unwilling to invest in Shares based on the Underlying ETF Caps and Cumulative Fund Cap specified on the cover page hereof.

●	You cannot tolerate fluctuations in the value of the Shares prior to the end of the Outcome Period that may be similar to or exceed the downside fluctuations in the level of the S&P 500 ETF.

●	You seek current income from your investment.

●	You do not understand or accept the risks associated with the Underlying ETFs.

●	You are unwilling to assume counterparty risk with the OCC.

Management of the Fund

The Fund is a series of Innovator ETFs Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, Sub‑Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Innovator Capital Management, LLC, 109 North Hale Street, Wheaton, Illinois 60187, serves as the Fund’s investment adviser. In its capacity as Adviser, Innovator has overall responsibility for selecting and monitoring the Fund’s investments and managing the Fund’s business affairs.

Investment Sub-Adviser

Milliman Financial Risk Management LLC, 71 South Wacker Drive, 31st Floor, Chicago, Illinois 60606, serves as the Fund’s investment sub-adviser. Milliman has responsibility for managing the Fund’s investment program in pursuit of its investment objective.

Portfolio Managers

Robert T. Cummings and Yin Bhuyan serve as the Fund’s portfolio managers.

●

Robert T. Cummings, Principal and Director of Global Trading at Milliman. Mr. Cummings has served in this role since 2007. Mr. Cummings has more than 13 years of experience as a trader with a primary focus on options. Prior to joining Milliman, he was involved in various proprietary trading strategies and was a portfolio manager of associated derivatives funds. These strategies included volatility arbitrage, global macro, and high-frequency trading. Entities at which Mr. Cummings has previously worked include Citadel Investment Group, TradeNet (as a primary market maker on the Chicago Board Options Exchange), KCM Group and Spyglass Capital Management.

●

Yin Bhuyan, Associate – ETF Portfolio Management Team at Milliman. Ms. Bhuyan has more than 10 years of experience in capital markets. Prior to joining Milliman, Yin traded in the S&P options pit at CBOE. She has served both as a market maker and a portfolio manager. Her former experience is in risk management and volatility arbitrage. Yin’s current primary focus had been in managing Defined Outcome ETFs and Index tracking ETFs.

For additional information concerning Innovator and Milliman, including a description of the services provided to the Fund, please see the Fund’s SAI. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares may also be found in the SAI.

Management Fee

Pursuant to an investment advisory agreement between Innovator and the Trust, on behalf of the Fund (the “Investment Management Agreement”), the Fund has agreed to pay an annual unitary management fee to Innovator in an amount equal to 0.79% of its average daily net assets. This unitary management fee is designed to pay the Fund’s expenses and to compensate Innovator for the services it provides to the Fund. Out of the unitary management fee, Innovator pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other service and license fees. However, Innovator is not responsible for distribution and service fees payable pursuant to a Rule 12b‑1 plan, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, taxes, interest, and extraordinary expenses.

Pursuant to an investment sub-advisory agreement between Innovator, Milliman and the Trust, on behalf of the Fund (the “Investment Sub-Advisory Agreement”), Innovator has agreed to pay an annual sub‑advisory fee to Milliman in an amount based on the Fund’s average daily net assets. Innovator is responsible for paying the entirety of Milliman’s sub-advisory fee. The Fund does not directly pay Milliman.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement and Investment Sub-Advisory Agreement on behalf of the Fund is available in the Fund’s Annual Report to shareholders for the fiscal period ended October 31, 2020.

Manager of Managers Structure. The Fund and Innovator have received an exemptive order from the SEC to operate under a manager of managers structure that permits Innovator, with the approval of the Board, to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval (“Manager of Managers Structure”). Under the Manager of Managers Structure, Innovator has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisers and recommending to the Board their hiring, termination, or replacement. The SEC order does not apply to any sub-adviser that is affiliated with the Fund or Innovator.

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to the Sub-Adviser or the Investment Sub-Advisory Agreement. The Manager of Managers Structure does not permit an increase in the advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of any changes made to the Sub-Adviser or the Investment Sub-Advisory Agreement within 90 days of the change.

How to Buy and Sell Shares

The Fund will issue or redeem its Shares at NAV per Share only in Creation Units. Most Fund shareholders will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, a Fund shareholder may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

APs may acquire Shares directly from the Fund, and APs may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book‑entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange is based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

Shares may be purchased and redeemed directly from the Fund only in Creation Units by APs that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares. Cash purchases and/or redemptions of Creation Units, however, can result in disruption of portfolio management, dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by APs increases. However, direct trading by APs is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, the Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, the Fund reserves the right to not accept orders from APs that Innovator has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Fund was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Fund. This may not be sufficient for you to use as the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

The Fund intends to continue to qualify as a “regulated investment company” under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•         Your Fund makes distributions,

•         You sell your Shares listed on the Exchange, and

•         You purchase or redeem Creation Units.

To maintain its status as a RIC, the Fund must meet certain income, diversification and distributions tests. The Fund intends to treat any income that it may derive from the FLEX Options as “qualifying income” under the provisions of the Code applicable to RICs. In addition, based upon language in the legislative history, the Fund intends to treat the issuer of the FLEX Options as the referenced asset, which, assuming the referenced asset qualifies as a RIC, would allow the Fund to qualify for special rules in the RIC diversification requirements. If the income is not qualifying income or the issuer of the FLEX Options is not appropriately the referenced asset, the Fund could lose its own status as a RIC.

Taxes on Distributions

The Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from the Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes and Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of the FLEX Options

The Fund’s investments in offsetting positions with respect to the Underlying ETF may be “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non-liquidating distribution. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, if the Fund makes a non-liquidating distribution of its short-term capital gain, the amount which must be distributed to U.S. shareholders as ordinary income may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

The FLEX Options included in the portfolio are exchange-traded options. Under Section 1256 of the Code, certain types of exchange-traded options are treated as if they were sold (i.e., “marked to market”) at the end of each year. The Fund does not believe that the positions held by the Fund will be subject to Section 1256, which means that the positions will not be marked to market, but the positions will be subject to the straddle rules.

Treatment of Fund Expenses

Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. You may not be able to take a deduction for some or all of these expenses, even if the cash you receive is reduced by such expenses.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will generally be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below.

However, distributions received by a non-U.S. investor from the Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non‑U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

Distributions to, and gross proceeds from dispositions of Shares by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “Distributions and Taxes” in the SAI for more information.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

US Bancorp Fund Services LLC (“USBFS”), the Fund’s administrator and fund accounting agent, calculates the Fund’s NAV at the close of regular trading (ordinarily 4:00 p.m. E.S.T.) every day the New York Stock Exchange is open. The NAV for one Share is the value of that Share’s portion of all of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price.

FLEX Options listed on an exchange (e.g., Cboe) will typically be valued at a model-based price provided by the exchange at the official close of that exchange’s trading day. However, when the Fund’s option has a same-day market trading price, this same-day market trading price will be used for FLEX Option values instead of the exchange’s model-based price. If the exchange on which the option is traded is unable to provide a model price, model-based FLEX Options prices will additionally be provided by a backup third-party pricing provider. In selecting the model prices, the Sub-Adviser may provide a review of the calculation of model prices provided by each vendor, and may note to such vendors of any data errors observed, or where an underlying component value of the model pricing package may be missing or incorrect, prior to publication by the vendor of the model pricing to the Fund Accounting Agent for purposes of that day’s NAV. If either pricing vendor is not available to provide a model price for that day, the value of a FLEX option will be determined by the Pricing Committee (as defined below) in accordance with the Valuation Procedures (as defined below). In instances where in the same trading day, a particular FLEX Option is represented in an all-cash basket (either a creation unit or redemption unit), as well as in an in-kind basket (either a creation unit or a redemption unit), for valuation purposes that trading day the Fund will default to use the trade price for both instances, rather than the model price otherwise available for the in-kind transaction.

Common stocks, preferred stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ National Market (“NASDAQ”) and the London Stock Exchange Alternative Investment Market (“AIM”)) will be valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the exchange representing the principal market for such securities. Securities traded in the over-the-counter market are valued at the mean of the bid and the asked price, if available, and otherwise at their closing bid price.

Exchange-traded options (other than FLEX Options) and futures contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, they will be fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price. OTC options and futures contracts are fair valued at the mean of the most recent bid and asked price, if available, and otherwise at their closing bid price.

USBFS may obtain all market quotations used in valuing securities from a third-party pricing service vendor (a “Pricing Service”). If no quotation can be obtained from a Pricing Service, then USBFS will contact the Trust’s pricing committee (the “Pricing Committee”). The Pricing Committee is responsible for establishing the valuation of portfolio securities and other instruments held by the Fund in accordance with the pricing and valuation procedures adopted by the Board (the “Valuation Procedures”). The Pricing Committee will then attempt to obtain one or more broker quotes for the security daily and will value the security accordingly.

If no quotation is available from either a Pricing Service, or one or more brokers, or if the Pricing Committee has reason to question the reliability or accuracy of a quotation supplied or the use of amortized cost, the value of any portfolio security held by the Fund for which reliable market quotations are not readily available will be determined by the Pricing Committee in a manner that most appropriately reflects fair market value of the security on the valuation date. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close.

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following: (a) the type of security; (b) the size of the holding; (c) the initial cost of the security; (d) transactions in comparable securities; (e) price quotes from dealers and/or pricing services; (f) relationships among various securities; (g) information obtained by contacting the issuer, analysts, or the appropriate stock exchange; (h) an analysis of the issuer’s financial statements; and (i) the existence of merger proposals or tender offers that might affect the value of the security.

With respect to any non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. International securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any international securities owned by the Fund may be significantly affected on days when investors cannot buy or sell Shares. In addition, due to the difference in times between the close of the international markets and the time the Fund prices its Shares, the value the Fund assigns to securities generally will not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the U.S., or other relevant information as related to the securities.

For more information about how the Fund’s NAV is determined, please see the section in the statement of information entitled “Determination of Net Asset Value.”

Fund Service Providers

US Bancorp Fund Services LLC is the administrator and transfer agent for the Trust. U.S. Bank, N.A. serves as the custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of the Fund’s Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.innovatoretfs.com.

Investments by Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares. The SEC adopted Rule 12d1-4 under the 1940 Act on November 19, 2020, which became effective January 19, 2021. The Fund is required to comply with the conditions of Rule 12d1-4, which allows, subject to certain conditions, the Fund to invest in other registered investment companies and other registered investment companies to invest in the Fund beyond the limits contained in Section 12(d)(1) of the 1940 Act.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance. The total returns in the table represent how much an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Fund Share. The information below has been audited by Cohen & Company, Ltd., the Trust’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s Annual Report, which is available upon request.

	Per Share Operating Performance (For a share outstanding throughout each period)
		Investment Operations:			Capital Share Transactions:
	Net Asset Value, Beginning of Period	Net investment income/ (loss)(c)	Net realized and unrealized gain/(loss)	Total From Investment Operations	Transaction fees	Change in Net Asset Value for the Period	Net Asset Value, End of Period
Innovator Double Stacker 9 Buffer ETF™ – October
For the year ended 10/31/2021	$24.96	(0.22)	4.99	4.77	0.01	4.78	$29.74
For the period 9/30/2020(d) - 10/31/2020	$25.46	(0.02)	(0.51)	(0.53)	0.03	(0.50)	$24.96

	Ratios/Supplemental Data:
			Ratio to Average Net Assets of:(a)
	Total return(b)	Net assets, end of period (000)	Expenses	Net investment income/(loss)	Portfolio turnover rate(b)
For the year ended 10/31/2021	19.14%	$21,562	0.79%	(0.79)%	0%
For the period 9/30/2020(d) - 10/31/2020	(1.95)%	$31,204	0.79%	(0.79)%	0%

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(d)	Commencement of operations.

Innovator Double Stacker 9 Buffer ETF™ – October

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi‑annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. The Fund’s most recent SAI, annual or semi‑annual reports and certain other information are available free of charge by calling the Fund at (800) 208-5212, on the Fund’s website at www.innovatoretfs.com or through your financial advisor. Shareholders may call the toll‑free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Sub-Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on‑line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Innovator Capital Management, LLC 109 North Hale Street Wheaton, Illinois 60187 (800) 208-5212 www.innovatoretfs.com	SEC File #: 333‑146827 811-22135